Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
INCOME TAXES

NOTE 11 — INCOME TAXES

For the years ended December 31, 2024 and 2023, no U.S. provision or benefit for income taxes was recorded, respectively, and an insignificant amount of Ireland provision for income taxes for the years ended December 31, 2024 and 2023, respectively, was offset by credits.

The effective tax rate of the Company’s provision (benefit) for income taxes differs from the federal rate as follows:

	Year Ended December 31,
	2024	2023
US federal provision (benefit)
At statutory rate	21%	21%
Valuation allowance	(19)%	(23)%
Changes in stock-based compensation	(2)%	(1)%
Other	0%	3%
Effective tax rate	—	—

Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2024 and 2023 are as follows (in thousands):

	2024	2023
Gross deferred tax assets:
Net operating loss carryforwards	$17,148	$13,396
Research and development credit carryforward	2,701	2,703
Capitalized research and development	7,117	5,964
Accrued bonus	59	41
Stock-based compensation	1,392	999
Lease liabilities	158	56
Other	25	12
Total gross deferred tax assets	28,600	23,171
Less valuation allowance	(28,477)	(23,101)
Total net deferred tax assets	123	70

Deferred tax liabilities:
Property and equipment	(19)	(18)
Right-of-use assets	(104)	(52)
Total deferred tax liabilities	(123)	(70)

Net deferred tax assets	$—	$—

During 2024 and 2023, the Company has maintained a valuation allowance against the net deferred tax assets due to the uncertainty surrounding the realization of those assets. The Company periodically evaluates the recoverability of the deferred tax assets and, when it is determined to be more-likely-than-not that the deferred tax assets are realizable, the valuation allowance is reduced. The valuation allowance increased by approximately $5.4 million and $7.1 million during the years ended December 31, 2024 and 2023, respectively.

As of December 31, 2024 and 2023, the Company has federal net operating loss carryforwards of approximately $82.7 million and $64.8 million, respectively, all of which do not expire. The net operating loss carryforwards may be available to offset future taxable income for income tax purposes.

As of December 31, 2024 and 2023, the Company has federal research and development (“R&D”) credit carryforwards of approximately $3.0 million and $2.4 million, respectively. The federal R&D credits begin to expire in 2039.

As of December 31, 2024 and 2023, the Company has California R&D credit carryforwards of approximately $1.8 million and $1.5 million, respectively. The California R&D credits do not expire.

In accordance with the 2017 Tax Act, research and experimental, or R&E, expenses under IRC Section 174 are required to be capitalized beginning in 2022. R&E expenses are required to be amortized over a period of five years for domestic expenses and 15 years for foreign expenses.

The Internal Revenue Code imposes limitations on a corporation’s ability to utilize net operating loss (“NOL”) and credit carryovers if it experiences an ownership change as defined in Section 382. In general terms, an ownership change may result from transactions increasing the ownership of certain stockholders in the stock of a corporation by more than 50% over a three-year period. If an ownership change has occurred, or were to occur, utilization of the Company’s NOLs and credit carryovers could be restricted.

The Company accounts for uncertainty in income taxes pursuant to the relevant authoritative guidance. The guidance clarified the recognition of tax positions taken, or expected to be taken, on a tax return. The impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more likely than not to be sustained upon audit by the relevant taxing authority. An uncertain tax position will not be recognized if it has a less than 50% likelihood of being sustained. No liability related to uncertain tax positions is recorded in the financial statements.

The Company files income tax returns in the U.S. federal jurisdiction and in various states. For jurisdictions in which tax filings have been filed, all tax years remain open for examination by the federal and various state authorities for three and four years, respectively, from the date of utilization of any net operating losses or credits.

Total gross unrecognized tax benefit liabilities as of December 31, 2024 and 2023 were approximately $2.1 million and $1.2 million, respectively, related to Federal and California R&D credits. As of December 31, 2024 and 2023, the Company had no unrecognized tax benefits, which, if recognized would affect the Company’s effective tax rate due to the full valuation allowance. The Company’s policy is to classify interest and penalties related to unrecognized tax benefits as part of the income tax provision (benefit) in the statements of operations. The Company had no accrued interest and penalties related to unrecognized tax benefits as of December 31, 2024.

The following is a rollforward of the total gross unrecognized tax benefits for the years ended December 31, 2024 and 2023 (in thousands):

	Year Ended December 31,
	2024	2023
Beginning Balance	$1,234	$811
Gross Increases – Tax Position in Prior Periods	423	—
Gross Increases – Tax Position in Current Period	421	423
Ending Balance	$2,078	$1,234